                                                CONFIDENTIAL TREATMENT REQUESTED

                                                                   EXHIBIT 10.24


                           FIRST AMENDED AND RESTATED
                           --------------------------
              SITEMAN INTERACTIVE AND SUPPORT SERVICES AGREEMENT
              --------------------------------------------------
                       (INCLUDING NON-EXCLUSIVE LICENSE)

    This First Amended and Restated Siteman Interactive and Support Services Agreement (including Non-Exclusive License) (the "Agreement") is made and entered into as of the 17th day of June, 1998, by and between iXL, Inc., a Delaware corporation ("iXL"), and Endeavor Technologies, Inc. a Georgia corporation ("Endeavor"). This Agreement restates and replaces the agreement originally signed by the parties on June 17, 1998, clarifying certain provisions of that agreement.

                                    RECITALS

    WHEREAS, Endeavor desires to retain iXL (a) to provide interactive services using iXL's proprietary software Siteman (defined below) in developing a Web-MD Program (defined below) that will allow healthcare professionals who are customers of Endeavor and who participate in the Web-MD Program ("Healthcare Professionals") to create web sites on-line without assistance from iXL personnel; (b) to develop certain Custom Works (defined below), including for example, a basic template and five styles for web sites created under the Web-MD Program; and (c) to provide significant support and system maintenance/administration services and other services as required under the Statement of Work (defined below); and

    WHEREAS, iXL is willing to provide such services on the terms described herein;

    NOW, THEREFORE, in consideration of the mutual covenants and benefits described in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS.  For purposes of this Agreement, capitalized terms shall have
   -----------
   the following meanings:

   "Basic Template" means the template to be designed or developed under this
    --------------
   Agreement as described on the attached Statement of Work. For purposes of this Agreement, the "Basic Template" will not include any Siteman-specific tags or code embedded in such templates, which will be considered Code for purposes of this Agreement.

   "Change Order" is defined in Section 3 below and shall be substantially in
    ------------
   the form attached hereto as Exhibit A.

   "Code" means computer programming/formatting code or operating instructions
    ----
   either previously developed by iXL or developed pursuant to this Agreement and used in connection with Siteman, used to create any portion of the Custom Works or a Healthcare Professional Web Site, incorporated into a Custom Work or Healthcare Professional Web Site, or used to operate a Custom Work, Healthcare Professional Web Site, or a Web Server in connection with a Custom Work or Healthcare Professional Web Site (such as, for example, HTML, Perl, C, C++, Java, Java Script, UNIX Shell, Visual Basic Script, and VRML code). Code shall include (a) any files necessary to make forms, check-boxes, and similar functions and underlying technology or components, such as animation templates, interface programs which link multimedia and other programs, customized graphics manipulation engines, and menu utilities, whether in database form or dynamically driven; (b) navigational elements, including buttons, graphics, synchronization gateways, links, PERL and CGI scripts; (c) configuration profiles; (d) Siteman-specific tags or code added to templates in order for them to be used; (e) Siteman-specific tags that assign relational attributes to data elements allowing such elements to be used as "smart content"; (f) dynamic content calls embedded in the HTML; and (g) all source code related to any of the items described in the preceding clauses (a) through (f) or otherwise related to Siteman.

  "Corporate Siteman" shall mean Siteman 2.0 as generally available to iXL
  ------------------
  customers as of the date of execution of this Agreement without any features developed on a custom basis for specific customers of iXL. Corporate Siteman shall also include patches, revisions and maintenance releases by iXL that do not substantially alter the basic functionality of the Code for Corporate Siteman (the "Improvements").

  "Custom Works" shall mean the graphic design for the Basic Template and for
   ------------
  the five Styles.

  "Deliverables" means each form of (a) the Custom Works described as being
   ------------
  designed hereunder; and (b) the Healthcare Professional Web Sites described as being made available to Healthcare Professionals in the "Project Timetable and Deliverables Schedule" in the Statement of Work. "Deliverables" for purposes of this Agreement will not include any Third Party Software, Web Browsers, or hardware.

  "Endeavor and Healthcare Professional Content" means all graphics,
   --------------------------------------------
  photographic images, marks, logos, data, text, and information provided by Endeavor, Healthcare Professionals, or any party in connection with the Web-MD Program other than iXL, including all design elements provided by Endeavor, Healthcare Professionals, or their agents in connection with the Custom Works or Healthcare Professional Web Sites to be developed hereunder. "Endeavor and Healthcare Professional Content" for the purposes of this Agreement will not include any Code.

  "Endeavor and Healthcare Professional Marks" mean any and all trademarks,
   ------------------------------------------
  logos, or similar matters relating to Endeavor or Healthcare Professionals for inclusion in any Custom Works or Healthcare Professional Web Sites or for use in connection with the Web-MD Program.

  "Endeavor Siteman" means the copy of Siteman and the Custom Works to be
   ----------------
  delivered to Endeavor on the date of the launch as contemplated under Exhibit
  B.

  "Error" means any error, problem, or defect resulting from: (a) an incorrect
   -----
  functioning of Code that affects the functionality of a Deliverable; or (b) any failure of a Deliverable to meet the specifications in the Statement of Work or the Phase I Engineering Requirements Document to be developed thereunder.

  "Final Deliverable" means the final version of any Custom Work or Healthcare
   -----------------
  Professional Web Site that will be delivered to Endeavor or made available to the applicable Healthcare Professional after successful completion of iXL's final testing and quality assurance procedures.

  "Healthcare Professional Web Sites" shall mean the static HTML pages produced
   ---------------------------------
  for each Healthcare Professional by that Healthcare Professional's use of Siteman hereunder prior to termination or the expiration of the Term of this Agreement.

  "Improvements" are defined in the definition of Corporate Siteman above.
   ------------

  "Initial License Fee" is set forth in Section 2 of Statement of Work No. 1.
   -------------------

  "Internet" means the world-wide network of computers which provides access to
   --------
  the World Wide Web.

  "Permitted Uses" shall mean use by a Healthcare Professional (a) to generate,
   --------------
  maintain, and modify the Healthcare Professional Web Site developed for that Healthcare Professional hereunder prior to termination of this Agreement; and
  (b) to make the Healthcare Professional Web Site available on the Internet both before and after termination of this Agreement. "Permitted Uses" will also include Endeavor's allowing Healthcare Professionals access to Corporate Siteman's user interface solely for the purposes described in the preceding sentence. "Permitted Uses" shall not include any use of Siteman (i) as a platform for subsequent development of products or projects that are beyond the scope of this Agreement; or (ii) at a time when licensing fees or other compensation due to iXL hereunder have not been paid. Permitted Uses will not include any decompiling, preparation of derivative works, or re-engineering of any portion or any version of Siteman, Corporate Siteman, or Endeavor Siteman.

  "Phase I Document" is defined in Section 6 of this Agreement.
   ----------------

  "Phase II" is defined in the attached Statement of Work.
   --------

  "Siteman" means iXL's proprietary software, including Corporate Siteman.
   -------

  "Statement of Work" shall include Statement of Work No. 1, which is defined in
   -----------------
  Section 3 below, and any additional Statements of Work attached to this Agreement with the written consent of both iXL and Endeavor.

  "Styles" means the five options to be developed for use with the Basic
   ------
  Template as described in the Statement of Work.

  "Term" is defined in Section 19 below.
   ----

  "Third Party Software" means any software or other material (for example, a
   --------------------
  standard authoring program or platform or off-the-shelf software) which is specifically identified in the Statement of Work as being owned by a company or individual other than iXL, will be used under this Agreement pursuant to a license or other arrangement, and is generally available to the public, including Endeavor, under published licensing terms.

  "Web Browser" means software designed to allow interactive access to the World
   -----------
  Wide Web, including Navigator, Explorer, Mosaic, MacWeb/WinWeb, Cello, and
  Lynx.

  "Web-MD Program" means the program described in more detail in the attached
   --------------
  Statement of Work.

   "Web Server" means a computer operated by or for Endeavor (a) that  iXL or
    ----------
   others use in making the Healthcare Professional Web Sites available on the Internet or intranet; or (b) that has a non-live version of a Healthcare Professional Web Site and that is used for making and testing content or other changes to the Healthcare Professional Web Site prior to making such changes available to the public over the Internet or intranet.

   "World Wide Web" means all of the Web Pages that are accessible to a typical
    --------------
   computer user with appropriate access to the Internet using a Web Browser.

   The definitions in this section will apply to all plural and singular forms of the defined terms used in this Agreement.

2. DEVELOPMENT SERVICES.
   ---------------------

   (a) CUSTOM WORKS (BASIC TEMPLATE DESIGN AND STYLES) AND SITEMAN SET-UP. iXL's
       ------------------------------------------------------------------
       proprietary software known as Siteman includes an automated set of software tools which will allow Endeavor to offer its Healthcare Professionals the opportunity to build and maintain their own web sites using the Basic Template and five pre-defined Styles. Each participating Healthcare Professional will be able to customize a home page for that Healthcare Professional's web site within certain parameters. In connection with the Program hereunder, Endeavor hereby retains iXL to develop the Basic Template design and the five Styles. iXL is not obligated to provide any integration services or to develop any special interfaces or links for the Web-MD Program, unless such services are expressly required under an attached Statement of Work. iXL shall use all reasonable commercial efforts to complete its work on the development phases described in the attached Statement of Work, provide any Deliverables described therein to Endeavor, and complete the set-up of Siteman for debut of the Web-MD Program according to the goals set forth in the Statement of Work, as modified by any applicable Change Order. In exchange for such initial development work and the set-up of Siteman, Endeavor will pay iXL fees as described in the attached Statement of Work in accordance with the payment terms set forth therein and in this Agreement.

   (b) SET-UP OF HEALTHCARE PROFESSIONAL WEB SITES. Each Healthcare Professional
       -------------------------------------------
       will be responsible for creating the web sites, editing content, and scanning photographs under the Web-MD Program using Siteman's on-line capabilities. iXL will have no responsibility for assisting the Healthcare Professionals in creating or modifying web site, scanning images, or inputting content and no responsibility for hosting of the Healthcare Professional Web Sites, unless the parties agree to include such services in Phase II hereunder, or unless covered by a hosting agreement to be entered into by the parties.

   (c) DOMAIN REGISTRATION. iXL will have no responsibility for registering or
       -------------------
       maintaining domain names on behalf of Healthcare Professionals, unless the parties agree to include such services in Phase II hereunder.

   (d) SUPPORT OF CORPORATE SITEMAN. The Siteman web site rendering engine and
       ----------------------------
       the Siteman content database will be hosted at an iXL facility with support by iXL personnel. iXL agrees to provide support and system maintenance/administrative services for Corporate Siteman as described in the attached Statement of Work in return for payment of the fees described therein.

3. STATEMENT OF WORK; CHANGE ORDERS; ADMINISTRATION.  Attached hereto as
   ------------------------------------------------
   Exhibit B is a more detailed description of the Web-MD Program and the interactive and support services to be provided hereunder, including the goals for completion of the Deliverables ("Statement of Work No. 1"). If there is any difference between the terms of the Statement of Work attached hereto and any other portion of this Agreement, the terms of the Statement of Work shall control, with the exception of Section 10(a) (concerning iXL's ownership of Siteman, Corporate Siteman, and Code) and Section 22 (which confirms that no joint venture, partnership or other relationship has been created in connection with this Agreement). In the event of a conflict between Sections 10(a) and 22 of this Agreement and any language in a Statement of Work, Sections 10(a) and 22 of this Agreement shall control.

   Any modifications to the specifications in the Statement of Work or to a Custom Work after acceptance by Endeavor hereunder shall require execution of a written change order by both parties to this Agreement (a "Change Order"). Each Change Order complying with this section shall be deemed to be an amendment to the applicable Statement of Work and will become part of this Agreement.

   In the attached Statement of Work, Endeavor and iXL have each designated a qualified individual as project manager to serve as the point of contact for all communications relating to the performance under this Agreement.

4. COMPENSATION; EXPENSES; INVOICES.  Endeavor shall pay iXL the amounts set
   --------------------------------
   forth in the "Project Timetable and Deliverables Schedule" in the Statement of Work.

   Except for amounts due upon execution of this Agreement, iXL will submit to Endeavor invoices for the amounts payable to iXL as described herein and in the applicable Statement of Work. Unless otherwise provided in the applicable Statement of Work, Endeavor will pay to iXL the amount of each invoice immediately. Any invoice not paid within thirty (30) days of receipt by Endeavor will be subject to a finance charge of one and one-half percent (1-1/2%) per month which is an annual percentage rate of eighteen (18%) percent to be applied to the unpaid balance of the invoice. Invoices will be deemed to have been received on the earlier of the date of actual receipt or five
   (5) days after mailing to Endeavor. If Endeavor disputes an invoice, Endeavor is required to pay the undisputed portion of the invoice according to the terms of this Section and to give notice to iXL that specifies in detail the disputed items and the reason for the dispute.

5. SOURCE OF CERTAIN MATERIALS.  All Endeavor and Healthcare Professional
   ---------------------------
   Content and Endeavor and Healthcare Professional Marks used in the Custom Works, the Healthcare Professional Web Sites, or otherwise in connection with this Agreement will be obtained and supplied by Endeavor, the Healthcare Professionals, or their agents other than iXL.

   Operation of the Web-MD Program may involve use of Third Party Software. Endeavor will be responsible for payment for, and entering into appropriate licensing agreements concerning, use of such Third Party Software to the extent indicated on the Statement of Work.

6. GENERAL SPECIFICATIONS.  The initial technical specifications applicable
   ----------------------
   hereunder appear in the attached Statement of Work and will be refined in the Phase I Engineering Requirements Document to be developed thereunder (the "Phase I Document").

7. METHOD OF PERFORMING SERVICES.  Unless otherwise set forth in the Statement
   -----------------------------
   of Work, iXL shall determine the method, details, and means of performing the services to be performed hereunder, subject to the standards set forth in the Statement of Work. During the Term and thereafter, iXL shall retain the right to perform any and all services for other clients, including clients in the healthcare field, and Endeavor shall retain the right to cause work of the same or a different kind to be performed by its own personnel or other contractors.

8. TIMETABLE FOR COMPLETION.  iXL will provide interactive services on the
   ------------------------
   timetable established in the "Project Timetable and Deliverables Schedule" in the Statement of Work (the "Project Timetable").

   Endeavor will provide to iXL the media elements, materials, timely approvals, and assistance necessary for iXL to complete the Custom Works and other services on the Project Timetable. Any delay by Endeavor in providing materials, approvals, and assistance to iXL shall extend the deadline for the subsequent tasks of iXL under the Project Timetable by a period at least equal to Endeavor's delay. In addition, for any Endeavor obligation described as time-sensitive or critical in the Statement of Work, failure of Endeavor to meet its deadline will entitle iXL to prepare a revised Project Timetable based on a realistic estimate of the effect of the delay on the completion of the project, taking into account other work scheduled by iXL.

   In addition to providing progress reports and arranging project planning meetings to the extent required under the Project Timetable, iXL agrees that the current prototype of the Custom Works shall be accessible to Endeavor throughout the development phase at the URL identified in the Statement of Work.

9. DELIVERY AND ACCEPTANCE.  Unless otherwise provided in a Statement of Work,
   -----------------------
   the following provisions will apply for delivery and acceptance of the design for the Basic Template, the Styles, and iXL's set-up of Siteman for use in the Web-MD Program:

   (a) Endeavor will accept or reject the initial version and any corrected version within thirty (30) business days of receipt, notifying iXL in writing of the specific nature of any Error, deficiencies or inadequacies in the initial draft. If Endeavor does not reject the initial version or corrected version of any Deliverable in writing in the manner and time period described herein, it will be deemed to be accepted.

   (b) If Endeavor rejects the initial version or any corrected version, iXL shall have a period of ten (10) business days from receipt of the written rejection to correct all Errors, deficiencies or inadequacies specified by Endeavor and submit a revised version. Unless Endeavor rejects the revised version in writing in the manner and time period described in paragraph (a) above, it will be deemed to be accepted.

10. ALLOCATION OF INTELLECTUAL PROPERTY RIGHTS.  The various aspects of
    ------------------------------------------
    ownership and rights to use Siteman, Corporate Siteman, Endeavor Siteman, Code, the Custom Works, the Healthcare Professional Web Sites, Endeavor and Healthcare Professional Content,

 Endeavor and Healthcare Professional Marks, and Third Party Software shall be governed by this Section 10.

 (a) RIGHTS CONCERNING SITEMAN, CORPORATE SITEMAN, ENDEAVOR SITEMAN, AND
     -------------------------------------------------------------------
     CODE.  Siteman, Corporate Siteman, Code, and all rights therein including
     ----
     any patent, copyright, trademark, trade secret or any other intellectual property right associated with Siteman, Corporate Siteman, or Code shall be owned exclusively by iXL. Neither Endeavor nor any of the Healthcare Professionals shall have any claim of ownership in, or any patent, copyright, trademark, trade secret, or any other intellectual property rights in connection with, Siteman, Corporate Siteman, or Code, except for the limited license described in Section 10(d) below. Endeavor shall own the copy of Endeavor Siteman delivered to it at the launch as contemplated under Exhibit B, subject to iXL's rights concerning, and ownership of, Code and subject to Endeavor Siteman's being used by Endeavor and its agents only for Permitted Uses described herein.

 (b) RIGHTS IN THE WORKS (WORKS FOR HIRE AND ASSIGNMENT).  Subject to certain
     ---------------------------------------------------
     rights of iXL described in Sections 10(a), 10(e), and 10(g) below, (i) Endeavor Siteman and the Custom Works shall constitute "works made for hire" for Endeavor and each Healthcare Professional Web Site shall constitute a "work made for hire" for the applicable Healthcare Professional as that concept is defined in Sections 1010 and 201 of the Copyright Act of 1976 (Title 17, United States Code); (ii) Endeavor shall be considered the author and shall be the copyright owner of the Custom Works; and (iii) each Healthcare Professional shall be considered the author and shall be the copyright owner of the applicable Healthcare Professional Web Site.

     If Endeavor Siteman or any of the Custom Works or Healthcare Professional Web Sites do not qualify for treatment as "works for hire" or if iXL retains any interest in the Custom Works or Healthcare Professional Web Sites for any other reason, iXL hereby grants, assigns and transfers (i) to Endeavor, ownership of all United States and international copyrights and all other intellectual property rights in Endeavor Siteman and the Custom Works, subject to certain rights of iXL described in Sections 10(a), 10(e), and 10(g) of this Agreement; and (ii) to the applicable Healthcare Professional ownership of all United States and international copyrights and all other intellectual property rights in the Healthcare Professional Web Site developed hereunder for that Healthcare Professional, subject to certain rights of iXL described in Sections 10(a), 10(e), and 10(g) of this Agreement. The ownership rights assigned under the preceding sentence shall include all the rights of use with respect thereof which are intended to be conferred upon Endeavor and Healthcare Professionals under this Agreement, free and clear of any and all claims for royalties or other compensation except as stated in this Agreement.

 (c) RIGHTS IN CONTENT AND MARKS.  Endeavor represents and warrants to  iXL that
     ---------------------------
     iXL is authorized to use and publish as contemplated hereunder (i) all Endeavor and Healthcare Professional Content; and (ii) all Endeavor and Healthcare Professional Marks. iXL acknowledges that the Endeavor and Healthcare Professional Marks and any goodwill appurtenant thereto shall be owned exclusively by Endeavor or Healthcare Professionals, as applicable.

 (d) LIMITED LICENSE TO HEALTHCARE PROFESSIONALS AND ENDEAVOR FOR USE OF
     -------------------------------------------------------------------
     CORPORATE SITEMAN AND CODE.  In exchange for payment of the Initial License
     --------------------------
     Fee, iXL hereby
        grants to each Healthcare Professional and to Endeavor a limited, perpetual, non-exclusive, worldwide, royalty-free license to use Corporate Siteman and the Code for Permitted Uses hereunder. This license does not give any Healthcare Professional or Endeavor any right to alter, add to, subtract from, arrange, rearrange, revise, modify, change, adapt, decompile, or re-engineer Siteman, Corporate Siteman, or Endeavor Siteman or prepare any derivative works therefrom other than the Healthcare Professional Web Sites consistent with Permitted Uses hereunder.

    (e) LIMITED LICENSE TO iXL IN CONNECTION WITH ITS PERFORMANCE HEREUNDER.
        -------------------------------------------------------------------
        Endeavor hereby grants to iXL the limited, nonexclusive right and license to copy, distribute, transmit, display, perform, create derivative works, modify and otherwise use and exploit the Custom Works, the Healthcare Professional Web Sites, any Endeavor and Healthcare Professional Content, and any Endeavor and Healthcare Professional Marks provided hereunder solely for the purposes of rendering iXL's services and as otherwise authorized under this Agreement consistent with the Statement of Work. Such limited right and license shall extend to no other materials and for no other purposes.

    (f) THIRD PARTY SOFTWARE.  If applicable, iXL has identified in the
        --------------------
        Statement of Work certain Third Party Software which may be used in connection with the Web-MD Program. Except to the extent described in a Statement of Work, iXL represents and warrants to Endeavor that there are no restrictions or royalty terms applicable to use of such Third Party Software as contemplated under this Agreement.

    (g) NON-EXCLUSIVE ARRANGEMENT; DEVELOPMENT OF OTHER WEB SITES AND PROJECTS
        ----------------------------------------------------------------------
        BY iXL.  iXL shall retain the right to reuse or incorporate Code,
        ------
        Siteman, Corporate Siteman, and Endeavor Siteman, including Code developed before or after execution of this Agreement, in developing web sites or interactive, multimedia, or other projects for other clients, including clients in the healthcare field, provided that iXL shall not provide a lower rate to Endeavor's direct medical competitors.

11. DEFENSE OF INFRINGEMENT ACTIONS.  If any action, claim, suit or proceeding
    -------------------------------
    is brought against Endeavor or any Healthcare Professionals, alleging that any of the Custom Works, Healthcare Professional Web Sites, Code, or any portion thereof (other than any Endeavor and Healthcare Professional Content, Endeavor and Healthcare Professional Marks, or the Third Party Software) infringes on a patent, copyright, trademark, trade secret, or other intellectual property rights of any third party, iXL will defend such action, claim, suit or proceeding at its own expense and shall indemnify and hold Endeavor and the Healthcare Professionals harmless from and against all damages, liabilities, losses, expenses and costs incurred by Endeavor or any Healthcare Professionals arising in connection therewith.

    If any action, claim, suit or proceeding is brought against iXL, alleging that any of the Endeavor and Healthcare Professional Content or Endeavor and Healthcare Professional Marks used in the Custom Works, Healthcare Professional Web Sites, or otherwise by iXL as permitted under this Agreement infringes on a patent, copyright, trademark, trade secret, or other intellectual property rights of any third party, Endeavor will defend such action, claim, suit or proceeding at its own expense and shall indemnify and hold iXL harmless from and against all damages, liabilities, losses, expenses and costs incurred by iXL or arising in connection therewith.

12. DELIVERABLES.  Within ten (10) business days after Endeavor's approval of
    ------------
    an item described as a Deliverable on the Statement of Work, iXL will deliver a copy thereof to Endeavor or make the Deliverable available to the applicable Healthcare Professional. Transfer of electronic materials will be accomplished by copying them to media to be supplied by Endeavor or the Healthcare Professional or by modem, FTP transfer, LapLink, or electronic mail transfer. iXL shall maintain its back-ups and one set of the Deliverables provided to Endeavor and Healthcare Professionals for a period of six (6) months after the approval of each Final Deliverable.

13. DEMONSTRATION OF CUSTOM WORKS AND HEALTHCARE PROFESSIONAL WEB SITES.  In
    -------------------------------------------------------------------
    connection with the Program, (i) iXL may list Endeavor as a client of iXL on iXL's Web Site and in all other iXL marketing materials; (ii) iXL will be authorized to create screen shots of the Custom Works and of Healthcare Professional Web Sites and incorporate those screen shots into iXL's digital and print marketing materials; (iii) iXL will be authorized to demonstrate the Custom Works and the Healthcare Professional Web Sites in presentations to other or potential clients; (iv) a credit and logo will be included on Custom Works and on the bottom of the home page of Healthcare Professional Web Sites similar to "created by iXL's Siteman"; and (v) unless otherwise provided in the Statement of Work, iXL may include either a URL or plain text link to the Custom Works and/or Healthcare Professional Web Sites on iXL's Web Site, which may, at iXL's option include Endeavor and Healthcare Professional Marks. For the purposes of this Section 13, iXL shall include iXL, Inc. and its affiliates. In the event that a Healthcare Professional substantially changes a Healthcare Professional Web Site using its own employees or a company other than iXL, that Healthcare Professional may notify iXL that the rights under this Section 13 shall not apply to the new version of the Healthcare Professional Web Site.

14. CONFIDENTIAL INFORMATION.  In connection with iXL's performance of its
    ------------------------
    duties hereunder, iXL and Endeavor may gain access to certain information concerning the business, affairs, operations, products, intellectual property, employees or clients of the other party to this Agreement that is of a nonpublic, confidential, or proprietary nature (the "Confidential Information"). Each party after receiving such Confidential Information (in such role, the "Recipient Company") agrees on behalf of itself and on behalf of its directors, officers, employees, and agents (collectively, "Related Parties") that it will (a) treat the Confidential Information as strictly confidential; (b) use the Confidential Information solely for the purpose of performing under this Agreement and not, directly or indirectly, for any other purpose; (c) not disclose any Confidential Information to any person or entity (other than its Related Parties to the extent required for performance hereunder) without the prior written consent of the other party; and (d) not copy any Confidential Information other than as required to perform under this Agreement.

    For purposes of this Agreement, Confidential Information shall mean information that is maintained in confidence by the other party to this Agreement or any of its Related Parties and that is not generally known by persons other than the other party or its Related Parties or, if known by any other such persons, is maintained in confidence by them. Confidential Information shall include, without limitation, the specifications delivered hereunder or contemplated hereby.

    The restrictions in this Section 14 shall not be construed to apply to (i) information generally available to the public, (ii) information generally released by the other party to this Agreement without restriction; (iii) information independently developed by a Recipient

    Company or its Related Parties without reliance in any way on confidential information of the other party to this Agreement or acquired from a third party without similar restriction, without breach of this Agreement, and with no reason to believe the third party has breached any similar confidentiality agreement; or (iv) information that the other party to this Agreement agrees in writing is approved for the use and disclosure of the Recipient Company or its Related Parties without restriction.

    Notwithstanding the foregoing restrictions, a Recipient Company and its Related Parties may use and disclose any information to the extent required by an order of any court or other governmental authority but only after the other party to this Agreement has been notified in writing sufficiently in advance of the date of compliance to permit the other party to seek reasonable protection for such information in connection with such disclosure.

15. NON-SOLICITATION.  During the Term and for two (2) years after the
    ----------------
    termination of this Agreement, neither party shall directly or indirectly, induce or attempt to induce any employee of the other party to leave the employ thereof or hire any employee of the employing party other than an employee whose employment was terminated by the employing party. For purposes of this Section 15, "party" shall include the party and its affiliates.

16. iXL'S REPRESENTATIONS AND WARRANTIES.  iXL represents and warrants to
    ------------------------------------
    Endeavor that:

    (a) With the exception of any Endeavor and Healthcare Professional Content or Endeavor and Healthcare Professional Marks included therein, any and all Custom Works delivered to Endeavor under this Agreement and any and all Healthcare Professional Web Sites prepared under this Agreement will be prepared by iXL or iXL employees and agents as "works for hire";

    (b) With the exception of any Endeavor and Healthcare Professional Content or Endeavor and Healthcare Professional Marks included therein, all Deliverables delivered to Endeavor or to Healthcare Professionals hereunder do not and will not infringe any patents, copyrights, trademarks, or other intellectual property rights, including trade secrets, privacy or similar rights of any person or entity, nor has any claim of such infringement been threatened or asserted against iXL;

    (c) The Custom Works accepted by Endeavor will comply with the specifications in the "Scope of Work" section of the Statement of Work, the Phase I Document, and any Change Orders;

    (d) All services iXL performs under this Agreement or related to the Program will be performed in a workmanlike manner in accordance with applicable industry standards for software development, software support, and customer service;

    (e) iXL will provide Corporate Siteman upgrades and major product revisions on a when and if available basis as part of the maintenance provided during the Term of this Agreement; and

    (f) iXL represents and warrants to Endeavor that the design of Corporate Siteman and the other Code developed hereunder allows and will allow processing of 4-digit years and that their design is and will be, accordingly, Year 2000 compliant on the server and with the applications being used by iXL. iXL does not make any representation or warranty hereunder concerning (i) the extent to which data maintained by Endeavor, Healthcare Professionals, or their agents and any Endeavor and Healthcare Professional Content provided for input into, or display in connection with, the Custom Works or Healthcare Professional Web Sites includes 2-digit or 4-digit years, or (ii) whether Corporate Siteman, Endeavor Siteman, Code, the Custom Works, or the Healthcare Professional Web Sites will operate in a manner that is Year 2000 compliant after any modifications are made to the Endeavor and Healthcare Professional Content, to the type of equipment on which the Custom Works or Healthcare Professional Web Sites are hosted or accessed, or to the applications used in connection with Corporate Siteman, Endeavor Siteman, the Code, the Custom Works, or the Healthcare Professional Web Sites.

17. ENDEAVOR'S RESPONSIBILITIES; REPRESENTATIONS AND WARRANTIES;
    ------------------------------------------------------------
    INDEMNIFICATION.  Endeavor hereby agrees to take full responsibility for
    ---------------
    obtaining clearances and authorizations from Healthcare Professionals and all other parties in connection with the following material to be provided to iXL for use in connection with the Program: (i) any and all Endeavor and Healthcare Professional Content; and (ii) any and all Endeavor and Healthcare Professional Marks.

    Endeavor represents and warrants to iXL that:

    (a) Endeavor is fully authorized to enter into and fully able to perform under this Agreement, to furnish the materials and to grant the rights and licenses provided for in this Agreement, and Endeavor is not subject to any conflicting obligations that will or might prevent Endeavor from furnishing such materials or from granting the rights and licenses provided for in this Agreement.

    (b) Endeavor either owns or has the right to authorize the use as contemplated herein of the Endeavor and Healthcare Professional Content and the Endeavor and Healthcare Professional Marks. Endeavor further represents and warrants that use of the Endeavor and Healthcare Professional Content and of the Endeavor and Healthcare Professional Marks as contemplated hereunder does not and will not infringe upon or violate any patent, copyright, trademark, trade secret, or other proprietary or intellectual property rights of any third party.

    Endeavor hereby indemnifies and holds iXL harmless from any claims that use of any such Endeavor and Healthcare Professional Content or Endeavor and Healthcare Professional Marks was infringing or not authorized.

18. NO REPRESENTATIONS OR WARRANTIES RELATING TO e-COMMERCE.  The parties
    -------------------------------------------------------
    acknowledge and agree that Endeavor has made all decisions concerning whether and how the Custom Works will operate and that each Healthcare Professional will make all decisions concerning whether and how its Healthcare Professional Web Site will operate, if any of the Custom Works or Healthcare Professional Web Sites involve on-line commercial transactions. Endeavor and Healthcare Professionals accept the inherent risks involved with on-line commercial transactions and the responsibility for approving all encryption and other security measures that will be used. iXL will not be responsible for, or have any liability in connection with, the operation of any of the Custom Works or Healthcare Professional Web Sites with respect to on-line commercial transactions and shall not have any responsibility or liability for misuse of or failure to protect credit card or other information provided by customers of Endeavor or patients or customers of the Healthcare Professionals in connection with the Web-MD Program. In addition, Endeavor assumes the risk of loss and absolves iXL of any liability due to (a) Endeavor's or Healthcare Professionals' offering any products for sale in connection with this Program that constitute "soft" goods, for example, telephone usage cards, for which customers are given authorization codes that are effective with or without physical delivery of the goods sold; or
    (b) Endeavor's or Healthcare Professionals' maintaining personal identification numbers or other authorization codes in connection with any of the Custom Works or the Healthcare Professional Web Sites.

19. TERM AND TERMINATION.
    --------------------

    Unless terminated earlier pursuant to this Article 19, the term of this Agreement (the "Term") shall begin on the date hereof (the "Effective Date"), continue for a two-year period after the Effective Date.

    (a) TERMINATION FOR BREACH.  In addition to such other rights and remedies
        ----------------------
        as may be available in law or in equity, each party shall have the right to terminate this Agreement by written notice to the other party if the other party has materially breached any provision of this Agreement and such breach remains uncured for a period of ninety (90) days after written notice of such breach is received by such other party.

    (b) TERMINATION DUE TO FORCE MAJEURE.  Either party may terminate this
        --------------------------------
        Agreement upon thirty days written notice due to an act of nature or force majeure event (Act of God, labor controversy, natural disaster, civil disturbance, etc.) which materially affects such party's ability to fulfill its obligations under this Agreement.

    (c) EFFECT OF TERMINATION; SURVIVAL.  Termination will terminate each
        -------------------------------
        party's obligations under this Agreement (except for the provisions concerning allocation of intellectual property rights in Section 10, defense of infringement actions in Section 11, demonstration of the Custom Works and Healthcare Professional Web Sites and related matters in Section 13, Confidential Information under Section 14, non-solicitation of employees under Section 15, representations and warranties in Sections 16, 17, 18, and 23, indemnification, damages, and attorney's fees in Section 20, and the relationship of the parties in
        Section 20, all of which shall survive termination). Unless otherwise provided in the applicable Statement of Work, upon termination by either iXL or Endeavor, Endeavor shall be obligated to compensate iXL for all work to date, and Endeavor shall be entitled to receive copies of all Deliverables in existence at that point for which iXL has been fully compensated.

20. Indemnification; Damages; Attorney's Fees.  Each party (the "Indemnifying
    -----------------------------------------
    Party") will indemnify and hold the other party and its affiliates, officers, directors, employees, agents and representatives harmless from and against all damages, costs, expenses, and liabilities arising as a direct result of a breach of this Agreement by the Indemnifying Party, including without limitation, reasonable attorneys' fees and expenses, and provided,
                                                                     --------
    that, in no event shall the Indemnifying Party's liability under this Section or under Section 11 exceed the total amount of payment due under the Statement of Work under which Endeavor's claim is made. IN ADDITION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES OF ANY KIND OR NATURE, REGARDLESS WHETHER EITHER

    PARTY HAS WARNED OR BEEN WARNED OF THE POSSIBILITY OF ANY SUCH LOSS
    OR DAMAGE.

21. NOTICE.  Any notice required or permitted to be given under this Agreement
    ------
    shall be in writing and deemed given and effective upon delivery if sent by personal delivery or by facsimile transmission or five (5) days after posting if sent by certified United States mail, return receipt requested, with postage pre-paid and addressed as follows:

    If to iXL:        iXL, Inc.
                      1888 Emery Street, N.W.
                      Atlanta, Georgia  30318
                      Attn: Blake Patton
                      Fax: (404) 267-3801

    With a copy to:   Minkin & Snyder
                      One Buckhead Plaza
                      3060 Peachtree Road
                      Suite 1100
                      Atlanta, Georgia  30305
                      Attn:  James S. Altenbach, Esq.
                      Fax: (404) 233-5824


    If to Endeavor:   Endeavor Technologies, Inc.
                      3399 Peachtree Road, Suite 400
                      Atlanta, GA  30326
                      Attn: Jeffrey T. Arnold
                      Fax:  (404) 479-7651

    A copy to:        Endeavor Technologies, Inc.
                      3399 Peachtree Road, Suite 400
                      Atlanta, GA  30326
                      Attn: Michael Heekin
                      Fax:  (404) 479-7651

22. RELATIONSHIP BETWEEN PARTIES.  The parties intend that an independent
    ----------------------------
    contractor relationship shall be created by this Agreement. Nothing in this Agreement shall be construed as establishing a partnership, joint venture, or employer-employee relationship between the parties or between either of the parties and any of the Healthcare Professionals.

23. EXCLUSION OF IMPLIED WARRANTIES. iXL has made certain express warranties
    -------------------------------
    concerning the Custom Works and Healthcare Professional Web Sites in the preceding sections of this Agreement. APART FROM THE SPECIFIC WARRANTIES SET OUT HEREIN OR IN THE STATEMENT OF WORK ATTACHED HERETO, ALL IMPLIED WARRANTIES AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CORRESPONDENCE WITH DESCRIPTION, AND ANY OTHER IMPLIED OR EXPRESS WARRANTIES, ARE HEREBY DISCLAIMED AND EXCLUDED WITH RESPECT TO ALL GOODS AND SERVICES PROVIDED UNDER THIS AGREEMENT.

24. MISCELLANEOUS.
    -------------

    (a) BINDING EFFECT.  This Agreement shall be binding on, inure to the
        --------------
        benefit of, and be enforceable by the parties and their respective heirs, successors and valid assigns.

    (b) GOVERNING LAW.  This Agreement shall be governed by, construed under and
        -------------
        enforced in accordance with the laws of the State of Georgia.

    (c) COUNTERPARTS.  This Agreement may be executed in multiple counterparts
        ------------
        and by facsimile, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

    (d) ASSIGNMENT.  This Agreement may be assigned by either party only with
        ----------
        the prior written consent of the other party, which shall not be unreasonably withheld.

    (e) ENTIRE AGREEMENT.  This Agreement, including the attached Statement of
        ----------------
        Work, supersedes and cancels all prior negotiations, communications, understandings and agreements between iXL and Endeavor. No oral agreements, before or after execution of this Agreement, shall be binding until they are in writing and signed by an authorized officer of both iXL and Endeavor.

    (f) SEVERABILITY.  In the event that any provision of this Agreement is held
        ------------
        void or unenforceable, the entire balance of this Agreement shall remain in full force and effect.

    (g) HEADINGS.  The section and subsection headings contained in this
        --------
        Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, this Agreement was executed by the parties as of the date first written above.



iXL, Inc.

By:  /s/ Bertram Ellis, Jr.
     ----------------------

Name:  U. Bertram Ellis, Jr.
       ---------------------

Title:  Chairman and Chief Executive Officer
        ------------------------------------



Endeavor Technologies, Inc.


By:  /s/ W. Michael Heekin
     ---------------------

Name:  W. Michael Heekin
       -----------------

Title:  Chief Operating Officer
        -----------------------

                                   EXHIBIT A

                   CHANGE ORDER TO STATEMENT OF WORK NO. 1 TO
               SITEMAN INTERACTIVE AND SUPPORT SERVICES AGREEMENT
                       (INCLUDING NON-EXCLUSIVE LICENSE)
                      BETWEEN iXL, INC. AND ENDEAVOR, INC.
                              DATED JUNE 17, 1998
                           (THE "STATEMENT OF WORK")


Date of this Change Order:
                           ---------------------------------------------------


The parties agree that the Statement of Work is hereby modified as follows and that this Change Order shall be attached as an exhibit to and incorporated in the Statement of Work.

Resulting changes to "Project Timetable and Deliverables Schedule" in the Statement of Work:



iXL, Inc.

By:
    --------------------------------------

Name:
      ------------------------------------

Title:
       -----------------------------------



Endeavor Technologies, Inc.


By:
    --------------------------------------

Name:
      ------------------------------------

Title:
       -----------------------------------

                                   EXHIBIT B
                            STATEMENT OF WORK NO. 1
             TO SITEMAN INTERACTIVE AND SUPPORT SERVICES AGREEMENT
                       (INCLUDING NON-EXCLUSIVE LICENSE)
               BETWEEN iXL, INC. AND ENDEAVOR TECHNOLOGIES, INC.


The following is Statement of Work No. 1 (the "Statement"), made as of June 17, 1998, to the Siteman Interactive and Support Services Agreement (including Non-Exclusive License) (the "Agreement") executed on June 17, 1998, between iXL, Inc. ("iXL") and Endeavor, Inc. ("Endeavor"). Except as specifically stated herein, each capitalized term used in this Statement shall have the same meaning as is assigned to it in the Agreement.

1.  GENERAL DESCRIPTION OF SERVICES, THE WEB-MD PROGRAM, AND HEALTHCARE
    -------------------------------------------------------------------
    PROFESSIONALS.  In addition to the work and services to be performed by iXL
    -------------
    pursuant to the Agreement and any other Statements of Work existing under the Agreement, iXL shall perform services as specified below. Such services shall be rendered in accordance with and shall be deemed rendered pursuant to the terms and conditions of the Agreement.

    This Statement does not include any integration with other applications such as Web-MD, OCR, or Orchestrate. Such integration will be covered by execution of a Change Order or additional Statement of Work if the parties agree on a Web-MD Phase II retainer agreement ("Phase II").

    (a) WEB-MD PROGRAM.  The main features and goals of the Web-MD Program are:
        --------------
        making an economical program available to participating Healthcare Professionals based on the Healthcare Professionals having the responsibility for creating their own web sites, editing content, and scanning photographs by using Siteman's on-line features. When completed, each Healthcare Professional Web Site will be FTP'd from the iXL Siteman application to the hosting facility (discussed below) by direct access.

        Endeavor and the Healthcare Professionals may generate and maintain up to ***sites/editors in the Web-MD Program under this Statement. Adding any additional sites over ***will require prior written agreement between iXL and Endeavor, for example, execution of a Change Order or a Statement of Work for Phase II.

    (b) THE HEALTHCARE PROFESSIONALS.  All Healthcare Professionals enrolled as
        ----------------------------
        clients of Endeavor will be entitled to participate in the Web-MD
        Program.

2. PAYMENT.  Subject to the terms herein and those contained in the Agreement,
   -------
   ENDEAVOR agrees to pay iXL (a) upon execution of the Agreement, the template design fee, the Siteman set-up fee, and the initial license fee described below; and (b) on a monthly basis, the system administration/maintenance fee based on the number of sites/editors as described below. ENDEAVOR will also be responsible for certain miscellaneous charges in connection with the Web-MD Program as set forth below.

__________________________

*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

   TEMPLATE DESIGN FEE:                $***

   SITEMAN SET-UP FEE:                 $***

   INITIAL LICENSE FEE:                $***

   *Subject to adjustment based on spreadsheet pricing as discussed by the parties.

   MINIMUM TEMPLATE DEVELOPMENT: Endeavor commits to development of one template, at the basic Template Design Fee plus the Siteman Set-Up Fee as set forth above.

   MONTHLY SYSTEM ADMINISTRATION/MAINTENANCE FEES: In addition, ENDEAVOR will pay iXL the following monthly charges for system administration/maintenance so long as the Siteman system is used or made available by Endeavor: ***per site/editor* per month based on the actual number of sites/editors in the Web-MD Program during that month, UP TO A MAXIMUM OF ***SITES/EDITORS. AT THE END OF THE TERM, ENDEAVOR SHALL HAVE THE OPTION OF RENEWING SYSTEM ADMINISTRATION/MAINTENANCE BY iXL AT $*** PER SITE/EDITOR* PER MONTH, AFTER ADJUSTMENT FOR INFLATION SINCE THE EXECUTION OF THIS AGREEMENT AND ANY INCREASES IN iXL'S DIRECT COST ASSOCIATED WITH PROVIDING SUCH SYSTEM ADMINISTRATION/MAINTENANCE. THE PAYMENT FOR RENEWED SERVICES WILL BE BASED ON THE ACTUAL NUMBER OF SITES/EDITORS IN THE WEB-MD PROGRAM DURING THE APPLICABLE MONTH, UP TO A MAXIMUM OF ***SITES/EDITORS.

   iXL is not obligated under this Statement to allow more than ***sites/editors under the Web-MD Program. If the number of sites/editors exceed that number, the parties agree to attempt to negotiate in good faith a Change Order to establish system administration/maintenance fees for the larger number.

   OTHER CHARGES: ENDEAVOR will incur the cost of all Third Party Software and access charges for Healthcare Professionals when editing sites hereunder. iXL will incur the cost of all hardware and bandwidth hereunder.

3. START DATE.  iXL's services shall begin on the Effective Date.
   ----------

4. SCOPE OF WORK.
   -------------

   The scope and definition of services to be provided under the Agreement and this Statement will be more clearly defined in the Phase I engineering requirements document to be developed by iXL hereunder. At that time, the allocation of specific resources and costs may be reassigned with the consent of both parties to meet the terms and scope of the overall project.

   (a) CUSTOM WORKS. iXL will develop the following Custom Works for Endeavor hereunder:

       . BASIC TEMPLATE DESIGN - at a one-time fixed cost, contingent upon a spreadsheet pricing model, iXL will develop the design for the Basic Template to be used in the Web-MD Program.

-----------------------
*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

       . STYLES - In connection with iXL's set-up of Siteman for the debut of the Web-MD Program, iXL will provide five styles to be used with the Basic Template which will be integrated based on art direction from Endeavor.

   (b) SYNCHRONIZATION GATEWAYS AND/OR LINKS. iXL is not required to develop any synchronization gateways and/or links between the Custom Works or Healthcare Professional Web Sites and legacy databases or other programs. Such integration may, however, be included in Phase II, if the parties reach agreement on Phase II.

   (c) SPECIFICATIONS FOR HEALTHCARE PROFESSIONAL WEB SITES. Described below are details related to the development of Healthcare Professional Web Sites under this Program, including, for example, information relating to proposed content, navigation, specific features and functions, back-end functionality, databases, Web Servers, and operating systems:

       Each Healthcare Professional Web Site hereunder will have a maximum of 8 pages and will be prepared based on the basic Template Design and five Styles discussed above.

   (d) OTHER INTERACTIVE SERVICES.  iXL is not obligated to perform any
       --------------------------
       additional interactive services in connection with the Web-MD Program.

   (e) SUPPORT; SYSTEM MAINTENANCE/ADMINISTRATION.  iXL will provide support as
       ------------------------------------------
       described below in exchange for the maintenance/administration fees set out herein:

       Maintenance--Agreed Assumptions

       . Siteman maintenance of system for 2 full years: Server, Database, System, etc. including
         .  Daily monitoring of the Siteman application and servers
         . Looking at daily traffic and system performance and reporting problems to Siteman development team
         .  Problem analysis / resolution
         . Communication of status/problem resolution with Endeavor project leader(s)
         .  Evening and weekend coverage
         . Developing system manual and assisting the team leader in developing a master Endeavor policy manual
         .  Handling all network connectivity issues and basic troubleshooting
         . Troubleshooting the Siteman application and servers (notify development team if bigger problems arise)
         . Responsible for backup of data and data integrity (backs up data nightly and takes off site)
       . Maintenance of system passwords
       . Reconfiguration of the system, upgrading the system and servers
       . Changing user attributes such as login and password
       . Changing access privileges
       . Control of (add/delete) client names and accounts and contact info
         .  Personnel trained in MSCE, SQL, C++, Java, JavaScript, HTML
         .  Routine dB and system maintenance

         . Resolution of problems associated with Netscape, UNIX and/or NT software when not operating properly
         . On call resource for problems with the system, down time and system errors
       . iXL will provide Corporate Siteman upgrades and major product revisions on a when and if available basis as part of the maintenance provided during the Term of the Agreement

       General Service Agreements for Siteman License and Hardware/Database Maintenance

       . Up to *** sites can be maintained under this agreement. Adding additional sites over *** will require prior agreement between iXL and Endeavor.
       .  iXL INCURS ALL THE DATABASE BANDWIDTH CHARGES
       . iXL will train 5 Endeavor users for 1 day and will videotape the training for future use by Endeavor. iXL will also provide one week of free technical support after the training.
       . Additional training will be billed to Endeavor at the then-current iXL rate card rates on a per-hour basis.
       . iXL will provide a dedicated phone number for emergency technical support.

    (f) HOSTING.  The Siteman web site rendering engine and the Siteman content
        -------
        database will be hosted on a server in an iXL facility with maintenance, monitoring, and support by iXL personnel. The Healthcare Professional Web Sites will be hosted by Sprynet, and iXL will not have any obligations in connection with hosting of any Healthcare Professional Web Sites hereunder.

    (g) ESCROW OF CORPORATE SITEMAN.  iXL, Inc. has placed and will maintain a
        ---------------------------
        copy of Corporate Siteman in escrow with Lincoln-Parry Soft Escrow or another similar escrow service acceptable to iXL and will name Endeavor and the Healthcare Professionals as beneficiaries of that escrow for the following purposes: for completion of any Healthcare Professional Web Site being generated or modified at the time this Agreement is terminated for any reason or in the event of bankruptcy if iXL ceases to support the Program, so long as Endeavor and the applicable Healthcare Professional are current in any fees due hereunder and so long as Endeavor and the applicable Healthcare Professional use Corporate Siteman and any Code obtained from the escrow only for Permitted Uses hereunder.



__________________________

*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

5. CONTENT AND DESIGN INPUT FROM ENDEAVOR. As soon as possible after execution of the Agreement, Endeavor or its representatives will provide iXL with the following:

                                      MATERIALS TO BE PROVIDED IMMEDIATELY BY ENDEAVOR
                                                 (CONTENT, GRAPHICS, MARKS)
-----------------------------------------------------------------------------------------------------------------------------
 Specify Whether for Basic      Required               Detailed                             Party Responsible      Date Due
 Template, Styles, or           Content               Description              Format
 Set-Up

-----------------------------------------------------------------------------------------------------------------------------

6. THIRD PARTY SOFTWARE. Listed below are any items of software from third parties required for any other purpose in connection with the Program until termination of the Agreement. Unless otherwise noted, license fees for this software are not included in the payments to iXL under this Statement and will be the responsibility of Endeavor:

   ------------------------------------------------------------------------
                              NONE REQUIRED AT THIS TIME.

7. PROJECT TIMETABLE AND DELIVERABLES SCHEDULE.  The major milestones,
   -------------------------------------------
   Deliverables, and goals for their completion are described below:

    MILESTONE             DESCRIPTION OF MILESTONE                  DELIVERABLES                       GOAL
----------------------------------------------------------------------------------------------------------------------
 Execution of     Development process begins; Endeavor           Not applicable
 Siteman               provides graphics, design, and
 Interactive                 creative direction.
 Services
 Agreement
----------------------------------------------------------------------------------------------------------------------
    Quick Look       Endeavor feedback on Basic Template     Basic Template; five Styles
                     and Styles; final Endeavor approval   for use in iXL's set-up; Phase
                      of all engineering specifications      I Engineering Requirements
                                and systems.                          Document.
----------------------------------------------------------------------------------------------------------------------
Alpha Completion    Presentation of entire static          Graphics Design; Prototype
                    version of Siteman as set-up for
                    Web-MD Program; some portions  may
                    have limited functionality;
                    incorporation of Endeavor-approved
                    creative direction.
----------------------------------------------------------------------------------------------------------------------
Beta Completion/    Final working version of Siteman as    Prototype (with engineering
 Quality Assurance  set-up with Basic Template and         components)
                    Styles for Web-MD Program, including
                    significant engineering
                    functionality and revisions based on
                    Endeavor feedback on Alpha Version.
----------------------------------------------------------------------------------------------------------------------

    MILESTONE             DESCRIPTION OF MILESTONE                  DELIVERABLES                       GOAL
----------------------------------------------------------------------------------------------------------------------
Launch of Program   Debut of Siteman set-up with Basic     Final Deliverable of Endeavor
                    Template and Styles; work on           Siteman and Basic Template and
                    promotional issues relating to debut   five Styles
                    of the Program.
----------------------------------------------------------------------------------------------------------------------


8.  COMPLETION DATE.  iXL agrees to use all reasonable commercial efforts to
    ---------------
    complete the Custom Works on the timetable agreed to above.

9.  DELIVERABLES.  Each item listed in the "Deliverables" column in the chart
    ------------
    for "Custom Works" in Section 7 above will be subject to delivery and acceptance by the Endeavor under the terms of the Agreement.

10. DEVELOPMENT SITE.  The URL for the development site which Endeavor may use
    ----------------
    to review progress under this Statement is:  [URL]

11. PROJECT CONTACTS.
    ----------------

    iXL Project Manager:

    Endeavor Project Manager:

12. SITE INDEXING.  The payment to iXL under this Statement does not include
    -------------
    submitting the Healthcare Professional Web Sites to index sites or other similar marketing services except to the extent specifically described in the "Scope of Work" section above.

13. iXL'S HOURLY RATES AND OUT-OF-POCKET EXPENSES.  Any work performed by iXL
    ---------------------------------------------
    for Endeavor or Healthcare Professionals that is outside the Scope of Work hereunder will be paid for by Endeavor on a time and materials basis in accordance with iXL's then current rate card.

    Endeavor further agrees to reimburse iXL for certain out-of-pocket expenses as follows: (a) travel with the Endeavor's previous approval, based on coach fares when available, and reasonable meals and lodging; and (b) overnight courier and other expedited delivery costs, not to exceed a total of $300 for all deliveries under this Statement without prior approval of Endeavor.


                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Statement of Work No. 1 as of the date stated above.

iXL, Inc.

By:  /s/ U. Bertram Ellis, Jr.
     -------------------------

Name:  U. Bertram Ellis, Jr.
       ---------------------

Title:  Chairman and Chief Executive Officer
        ------------------------------------

Endeavor Technologies, Inc.

By:  /s/ W. Michael Heekin
     ---------------------

Name:  W. Michael Heekin
       -----------------

Title:  Chief Operating Officer
        -----------------------

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